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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2)


                           ----------------------

                             THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)


New York                                                      13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                              identification no.)

48 Wall Street, New York, N.Y.                                   10286
(Address of principal executive offices)                       (Zip code)


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                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of obligor as specified in its charter)


Delaware                                                      13-3836437
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                            identification no.)

245 Park Avenue
New York, New York                                                10167
(Address of principal executive offices)                        (Zip code)

                            ______________________

                           Asset-Backed Securities
                     (Title of the indenture securities)


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1.   GENERAL  INFORMATION.    FURNISH THE  FOLLOWING  INFORMATION  AS  TO THE
     TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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     Name                          Address
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     Superintendent of Banks of    2 Rector Street, New York,
     the State of New York         N.Y. 10006, and Albany,
                                   N.Y. 12203

     Federal Reserve Bank of       33 Liberty Plaza, New York,
     New York                      N.Y.  10045

     Federal Deposit Insurance     Washington, D.C.  20429
     Corporation

     New York Clearing House       New York, New York   10005
     Association

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                  SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of November, 1997.


                                                   THE BANK OF NEW YORK


                                                   By:   /S/WALTER N. GITLIN
                                                      ----------------------
                                                      Name:  WALTER N. GITLIN
                                                      Title: VICE PRESIDENT